Exhibit 99

Orient-Express Hotels Investor Presentation August 2008

Forward-Looking Statement This presentation and the accompanying remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings outlook, investment plans, joint venture and other strategic relationships and similar matters that are not historical facts. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, realization of hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed capital expenditures, joint venture and other strategic relationships and acquisitions, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, uncertainty of recovering on insurance claims for property damage and lost earnings, changing global and regional economic conditions, and legislative, regulatory and political developments. Further information regarding these and other factors is included in the filings by the company with the U.S. Securities and Exchange Commission. Management believes that EBITDA (net earnings adjusted for interest expense, foreign currency, tax, depreciation and amortization) is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the company’s EBITDA may not be comparable in all instances to that disclosed by other companies. EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. generally accepted accounting principles for purposes of evaluating operating performance. 1

Company Highlights

Corporate Overview • Orient-Express currently owns or partially owns and operates 41 luxury hotels, 2 restaurants, 6 tourist trains and 2 river cruise businesses operating in 25 countries • Number of employees: 7,400 worldwide • OEH strategy focused on: – Maximizing revenue opportunities and margins across the Company’s unique portfolio – Re-investing in existing portfolio to take advantage of high ROI opportunities – Selectively acquiring unique assets with near term upside potential via expansion or repositioning – Investing in the land surrounding existing assets for development of private residences – Utilizing the opportunities presented from ownership of a diverse portfolio of brands 2

3 Hotel Ritz Madrid Copacabana Palace Grand Hotel Europe Venice Simplon-Orient-Express Hotel Cipriani Iconic Assets Across the Globe Mount Nelson Hotel

Industry Landscape • Global economic conditions cloud medium term forecasting – Hotel booking lead times shortening; trains & cruises visibility greater – Regional variations widen • Debt markets challenging – Selective lending on quality assets – Multiple compression impairs valuation • Luxury market becoming increasingly crowded – Differentiation is key • Changing market dynamics – Global diversification, outreach and footprint will be increasingly important (e.g. Brazil, Russia and Mexico) • Industry experience expanding out of regional comfort zones has proven difficult for big brands – Regional brands and identity are keys to success 4

Key Aspects of Differentiation • Exclusive focus on high-end, luxury market across 25 countries – 41 Hotels – 2 Restaurants – 6 Trains – 2 River Cruises 5 Global Reach Distinguished Luxury Brands • Irreplaceable assets • High barriers to entry • Additional development opportunities • Balancing portfolio • OEH guest: elite traveler, affluent, cultured, seeking unique and personalized experiences • More resilient but more demanding • 70% leisure focused Asset Ownership Client Base

Competitive Advantages 7 Well Positioned for Growth Loyal, Affluent Customer Base Global Footprint Superior Assets Reputation for Luxury and Service Brand Strengths with Regional Presence Experienced Management Team Strong Balance Sheet Robust Development Pipeline

8 Portfolio Management Acquisitions and Developments Private Residences Core Strategies

Global and Expanding



Hotels & Restaurants
1 Hotel Cipriani / Palazzo Vendramin
2 Splendido / Splendido Mare
3 Villa San Michele
4 Hotel Caruso
5 Reid's Palace
6 Lapa Palace
7 Hôtel de la Cité
8 La Residencia
9 Le Manoir aux Quat'Saisons
10 Windsor Court Hotel
11 Keswick Hall
12 Inn at Perry Cabin
13 La Samanna
14 Copacabana Palace
15 Maroma Resort and Spa
16 Miraflores Park Hotel
17 Mount Nelson Hotel
18 Westcliff Hotel
19 Orient-Express Safaris
20 Observatory Hotel
21 Lilianfels Blue Mountains
22 Bora Bora Lagoon Resort
23 Napasai
24 Jimbaran Puri Bali
25 Ubud Hanging Gardens
26 La Résidence d'Angkor
27 The Governor's Residence
28 La Résidence Phou Vao
29 Grand Hotel Europe
30 Casa de Sierra Nevada
31 Hotel Ritz Madrid
32 Hotel Monasterio
33 Machu Picchu Sanctuary Lodge
34 Las Casitas del Colca
35 Charleston Place
36 '21' Club
37 La Cabana
Trains & Cruises
38 Venice Simplon-Orient-Express
39 British Pullman
40 Northern Belle
41 Royal Scotsman
42 Afloat in France
43 PeruRail
44 Eastern & Oriental Express
45 Road To Mandalay
Pipeline
46 Hotel das Cataratas
47 El Encanto
48 Royal Chundu Lounge
49 Panama New Build
50 Cartagena New Build
51 Bustan Project
52 South Beach New Build
53 New York Hotel

ORIENT-EXPRESS HOTELS
TRAINS & CRUISES

8

0% 2% 4% 6% 8% 10% 12% 2004 2005 2006 2007 H12008 0% 2% 4% 6% 8% 10% 12% 14% 2004 2005 2006 2007 H12008 9 Same Store ADR Growth (Local Currency) Same Store RevPAR Growth (Local Currency) Portfolio Management – Owned Hotels

Notes: 1. EBITDA before Real Estate and exceptional items. $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2004 2005 2006 2007 H12007 H12008 Room Revenue Total Revenue 10 $0 $20 $40 $60 $80 $100 $120 $140 $160 2004 2005 2006 2007 H12007 H12008 CAGR 24% Owned Hotels Revenue EBITDA Before Real Estate (1) Room Revenue CAGR 17% Total Revenue CAGR 18% ($ in mm) ($ in mm) Portfolio Management

Q2 2008 Financial Highlights • Second quarter total revenues of $188.6 million, up 14% over prior year • Same store RevPAR up 16% in U.S. dollars, 10% in local currency • EBITDA of $52.0 million, up 4% over prior year • Second quarter net earnings from continuing operations of $21.7 million, up 7% over prior year • EPS from continuing operations of $0.51 per common share. Adjusted EPS of $0.49 per common share 11

H1 2008 Results 0.42 17.7 65.1 65.5 $ 261.9 Jun. 30, 2007 0.46 19.3 68.4 69.4 $ 300.0 Jun. 30, 2008 9.5% Earnings Per Share- Continuing Operations 9.0% Net Earnings From Continuing Operations 5.1% Total EBITDA 6.0% EBITDA before Real Estate 14.5% Total Revenue (excl. Real Estate) (1) Increase (%) 12 ($ in mm, except per share data) Same store RevPAR US Dollar +15% Local currency +11% Notes: 1. Includes revenue from unconsolidated companies .

Balance Sheet $2,098 $2,098 875 Shareholder’s equity 159 Other Includes current portion 835 Debt $229 Current liabilities Historical depreciated cost 214 1,526 285 $73 June 30, 2008 ($mm) Liabilities Goodwill, Intangible and other assets Fixed assets and investments Current assets Cash Assets 13

20.5 81.1 $31.7 $55.8 $421.9 $96.1 $128.1 $0 $100 $200 $300 $400 $500 2008 2009 2010 2011 2012 2013 & Thereafter 14 Debt Profile as of June 30th, 2008 Debt Maturity Schedule ($ in mm) Debt Segmentation 58% 42% Fixed Rate Floating Rate Notes: 1. 2008 includes $81.1mm revolving credit facilities. June 30, 2008 Weighted Average Cost of Debt: 5.54% No Immediate Refinancing Needs Balanced Hedging Positions $101.6 (1) • Majority of debt maturing in the next 5 years secured at property level and easily refinanced via local banks • Company has several unencumbered or underleveraged properties which could serve as source of capital thereby providing financial flexibility

Portfolio Management Acquisitions and Developments Private Residences Core Strategies

Acquisitions and Developments • Sharpened focus through central development function – Focus on high-end, luxury properties to fit OEH customer profile – Opportunistic acquisitions with upgrade and/or development potential – Build on existing regional strengths and infrastructure (e.g. Italy, Peru & Russia) – New builds with differentiation – Exploit OEH’s existing distinctive difference • Distinguished luxury brands • Hotel and travel company with strong distribution – Ability to expand into emerging markets – Structural flexibility to drive value and expand financial resources • Joint ventures with management contracts • Strategic partnerships • Management contracts in favourable circumstances 15

Year Acquired : February 2005 Year Acquired : July 2006 Year Acquired : February 2002 Acquisition Cost : $116.7mm Acquisition Cost : $49.4mm Acquisition Cost : $48.8mm CapEx Investment : $33.9mm CapEx Investment : $8.5mm CapEx Investment : $28.0mm Total Basis : $150.6mm Total Basis : $57.9mm Total Basis : $76.8mm 2007 EBITDA : $21.1mm 2007 EBITDA : $5.1mm 2007 EBITDA : $8.1mm 2007 Yield on Total Investment : 14.6% 2007 Yield on Total Investment : 9.0% 2007 Yield on Total Investment : 10.9% TTM Yield on Total Investment (2): 16.8% TTM Yield on Total Investment (2): 10.8% TTM Yield on Total Investment (2) : 11.4% 16 Strong Track Record of Creating Value Through Opportunistic Acquisitions Grand Hotel Europe Asian Portfolio (1) La Residencia / Le Manoir Aux Quat’ Saisons Notes: 1. Excluding Governor’s Residence, Burma and real estate land at Napasai, Thailand. 2. At 30 June 2008.

Estimated Opening Date Hotel Name Location Number of Rooms 2009 2010 2011 2012 Hotel das Cataratas Iguaçu Falls, Brazil 203 El Encanto Santa Barbara, CA 91 Royal Chundu Lounge Zambia, Africa 19 Nazarenas Cusco, Peru 54 Panama New Build Panama City, Panama 106 Cartagena New Build Cartagena, Colombia 120 South Beach New Build Miami, FL 96 New York Hotel New York, NY 190 Buzios Project Buzios, Brazil 40 17 Acquisitions and Developments Acquisitions & Developments Company contemplating several additional acquisitions located throughout the Americas, Asia, and Europe

18 New York Hotel • New York’s first iconic mid-town hotel • Located on the Museum Block of West 53rd Street • Creative assembly of three contiguous land parcels allows 300,000 sq.ft. • All suite hotel plus private residences • Opening planned for 2012 • Project cost: circa. $350mm

Joint Venture with The Related Group

South Beach Miami



- 96-room hotel and 28 luxury private residences
- Planned opening in 2011
- Located at the Southern end of Ocean Drive
- Participating in private residences
- Project cost: circa. $120mm (1).
- OEH share of cost: circa. $60mm (1).
- Projected OEH ROI – 15%

Cartagena, Colombia



- 120-room waterfront hotel
- Planned for opening in 2011
- Located close to old walled city, a UNESCO World Heritage site
- Additional management fees from adjacent private residences
- Hotel cost: circa.$33mm (2)
- OEH share of cost: circa. $16mm (1)
- Projected OEH ROI – 35%

Panama City, Panama



- 106-room waterfront hotel
- Planned for opening in 2011
- Located on Avenida Balboa
- Additional management fees from adjacent private residences
- Hotel cost: circa.$35mm (2)
- OEH share of cost: circa. $17mm (1)
- Projected OEH ROI – 25%

Each hotel represents 50 / 50 joint venture with management by OEH under long-term contract

ORIENT-EXPRESS HOTELS TRAINS & CRUISES

Notes:
1. Excluding financing cost.
2. Hotel only.

RELATED

19

Core Strategies Portfolio Management Acquisitions and Developments Private Residences

20 Private Residences Porto Cupecoy Residences at La Samanna Keswick Hall Residences • 180 residential units and 30,000 sq. ft. of retail and restaurant space and a 46-berth marina • Located on Dutch side of St. Martin adjacent to La Samanna • Hired S&P Destination Properties to launch formal sales program in late 2008 / early 2009 • Pre-sold 75 units though Q1 2008 • Prices range from $347 - $940 per sq. ft. • Scheduled for completion in 2010 • OEH plans up to 37 private homes on French side of St. Martin • First phase of 8 homes scheduled for completion in 4Q 2008 • Each home approx. 6,000 sq. ft. with private swimming pool • Price point $5 – $7 mm • S&P Destination Properties to launch formal sales effort in late 2008 • Residential parcels located on and around resort’s Arnold Palmer signature golf course • Minimum parcel size : 2 acres • Price point range : $400,000 – $600,000 • Purchaser entitled to join Keswick Golf & Leisure Club

Summary

Summary • Ongoing business shows resilience – Client base strong and expanding – Industry continues to develop – Strong and experienced management team • Successful companies grasp opportunities – Strong track record – Future development includes New York, Miami, South / Central America, and Asia – Ready to develop private residences in appropriate market conditions • Evaluating growth opportunities – Single asset or cluster deals on existing properties – New build opportunities, with development partners – Long-term management contracts, with equity investment 21 Creating solid base for positive shareholder returns

Competitive Advantages 22 Well Positioned for Growth Loyal, Affluent Customer Base Global Footprint Superior Assets Reputation for Luxury and Service Brand Strengths with Regional Presence Experienced Management Team Strong Balance Sheet Robust Development Pipeline